CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Auditors" in the "Statement of Additional Information" and to the use of our report dated
December 30, 1997, in this Registration Statement (Form N-1A No 333-26087) of Mitchell Hutchins Portfolios.



                                             /s/ Ernst & Young LLP
                                             -------------------------
                                             ERNST & YOUNG LLP




New York, New York
December 30, 1997